UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2010

iTech Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52117	20-5153331
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17011 Beach Boulevard, Suite 900 Huntington Beach, California 92647
(Address of principal executive offices)

(714) 841-2670
(Registrant’s telephone number, including area code)

 Impact Medical Solutions. Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

iTech Medical, Inc. (the “Company” or “we”) entered into a Stock Purchase Agreement dated March 19, 2010, and an amendment to the Stock Purchase Agreement dated March 22, 2010 (collectively, the “Agreement”), with Revox Ventures Ltd. (the “Purchaser”), an entity incorporated in Cypress.

Phase I.  Pursuant to the Agreement, the Purchaser has agreed to purchase shares of common stock and warrants to purchase common stock pursuant to the following schedule (referred to as “Phase I” under the Agreement).

Month/ Year	Number of Shares	Price Per Share (US$)	Total Purchase Price (Euros)	Total Purchase (US$)	Price Per Share (US$)	Total Purchase Price (Euros)	Total Purchase (US$)
Apr-10	680,000	US$0.30	€ 135,905	US$204,000		-	-
May-10	593,333	US$0.30	€ 118,581	US$178,000		-	-
Jun-10	523,333	US$0.30	€ 104,589	US$157,000		-	-
Jul-10	560,000	US$0.30	€ 111,918	US$168,000		-	-
Aug-10	683,334	US$0.30	€ 136,572	US$205,000		-	-
Sep-10	773,333	US$0.30	€ 154,561	US$232,000		-	-
Oct-10	508,667	US$0.30	€ 37,293	US$56,000	US$0.50	€ 107,254	US$161,000
Nov-10	458,000		-		US$0.50	€ 152,562	US$229,000
Dec-10	338,000		-		US$0.50	€ 112,585	US$169,000
Jan-11	274,000		-		US$0.50	€ 91,263	US$137,000
Feb-11	272,000		-		US$0.50	€ 90,595	US$136,000
Mar-11	336,000		-		US$0.50	€ 111,917	US$168,000

In addition to the common stock, with each monthly purchase the Purchaser will receive warrants to purchase a number of shares of common stock equal to the number of shares purchased.  The warrants will expire August 31, 2013 and will have an exercise price of $0.40 per share with respect to the shares issued at $0.30 per share and will have an exercise price of $0.60 per share with respect to the shares issued at $0.50 per share.

Provided that the Purchaser has timely delivered the purchase price for each monthly purchase in Phase I (with two exceptions of no more than eight business days each), upon the last purchase under Phase I, we will issue to the Purchaser: (i) additional warrants to purchase 1,000,000 shares at $0.75 per share through February 28, 2014; and (ii) additional warrants to purchase 1,000,000 shares at $0.80 per share through February 28, 2014.

Phase II.  Provided that the Purchaser has timely delivered the purchase price for each monthly purchase in Phase I (with two exceptions of no more than eight business days each), the Purchaser may elect to participate in the second phase (“Phase II”) under the Agreement.  To participate, the Purchaser must deliver written notice to us within 60 days after we file with the United States Food and Drug Administration our 501(k) application covering muscle pattern recognition.

If the Purchaser properly elects to participate in Phase II, the Purchaser will have agreed to purchase the shares of common stock and warrants pursuant to the following schedule:

Month*	Total Purchase Price (Euros)	Total Purchase Price (US$)	Number of Shares
1	111,050 €	US$166,666	333,334
2	111,050 €	US$166,666	333,333
3	111,050 €	US$166,667	333,333
4	111,050 €	US$166,667	333,333
5	111,050 €	US$166,667	333,333
6	111,050 €	US$166,667	333,334

In addition to the common stock, with each monthly purchase the Purchaser will receive warrants to purchase a number of shares of common stock equal to the number of shares purchased.  The warrants will expire October 31, 2014 and will have an exercise price of $0.60 per share.

Provided that the Purchaser has timely delivered the purchase price for each monthly purchase in Phase II (with one exception of no more than eight business days), upon the last purchase under Phase II, we will issue to the Purchaser: (i) additional warrants to purchase 1,000,000 shares at $0.75 per share expiring October 31, 2014; and (ii) additional warrants to purchase 1,000,000 shares at $0.80 per share expiring October 31, 2014.

Adjustment to Numbers of Shares and Warrants.  If we effect any stock split, reverse stock split or stock dividend of the common stock prior to the completion of Phase II, appropriate adjustment will be made in the number of shares and warrants issued thereafter in Phase I and Phase II and the respective purchase and exercise prices of such shares and warrants, respectively.

In addition, if during Phase I or Phase II, the Company issues common stock for cash (other than upon exercise of compensatory options) for less than the purchase price paid by the Purchaser for shares in that Phase, the Purchaser will receive additional shares of common stock to reduce its effective purchase price per share to the lower price and the exercise price of the warrants will be proportionately reduced.

Right of First Refusal.  Under the Agreement, we may not sell equity securities prior to the earlier of the last day of Phase II or December 31, 2011 unless we first offer to sell such equity securities to the Purchaser in accordance with the Agreement.  This right of first refusal is not applicable in a number of circumstances, including with respect to equity securities offered or issued for compensatory purposes; for consideration other than cash or notes; in certain public offerings; in connection with certain joint venture or strategic arrangements; or if the Purchaser is in breach or default under the Agreement.

Currency Fluctuations.  The Purchaser has the option to pay for each monthly purchase in either United States dollars or euros.  The dollar/euro purchase prices under the Agreement were established based on the United States dollar/euro exchange rate on December 5, 2009.  Purchaser will almost certainly pay the purchase price in the more favorable currency, and if we receive payment in euros and upon conversion to United States dollars we receive less than the stated purchase price in United States dollars, we will record such difference as a currency loss.

Use of Proceeds.  We intend to use the proceeds for working capital and to complete the clinical and regulatory work on its Muscle Pattern Recognition (MPR) System and introduce the MPR System in North America and Europe in 2010.

Aggregate Potential Ownership; Possible Change in Control.  Based on the number of shares outstanding as of the date of this Form 8-K, if the Purchaser purchases all the shares and exercises the warrants issued in Phase I, it would own 32.4% of the outstanding common stock of the Company.  Further, if the Purchaser elects to participate in Phase II and purchases all the shares and exercises all the warrants in such phase, it would own 40.7% of the common stock of the Company.

Item 3.02   Unregistered Sales of Equity Securities

Reference is made to the information in Item 1.01, which is incorporated herein by this reference.

We will issue the common stock and warrants to the Purchaser under the Agreement without registration under the Securities Act of 1933, as amended, pursuant to Regulation S.  The Purchaser is an entity incorporated in Cyprus and with its offices in Cyprus.  Among other things, the Purchaser is not a “U.S. Person” (as defined in Regulation S); offers and sales of the securities have been and will be made in offshore transactions (as defined in Regulation S); and no directed selling efforts have been or will be made in the United States by us or anyone acting on our behalf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2010	iTech Medical, Inc.

	By:	/s/ Wayne Cockburn
Wayne Cockburn President and Chief Executive Officer